Exhibit 10.5

NORTHSTAR NEUROSCIENCE, INC.

AMENDED AND RESTATED

1999 STOCK OPTION PLAN

ARTICLE 1

PURPOSE AND EFFECTIVENESS

1.1 Purpose. The purpose of the Amended and Restated 1999 Stock Option Plan (the “Plan”) is to provide a method by which selected individuals performing services for Northstar Neuroscience, Inc., a Washington corporation (the “Company”), or any of its Affiliates, may be offered an opportunity to invest in capital stock of the Company, thereby increasing their personal interest in the growth and success of the Company and its Affiliates.

1.2 Effective Date; Shareholder Approval Requirement. The Plan shall be effective at the time specified in the resolutions of the Board adopting the Plan (the “Effective Date”). Issuance of Incentive Stock Options within twelve (12) months after the Effective Date shall be subject to the approval of the Plan by the shareholders of the Company at a duly held meeting of shareholders at which a majority of all outstanding voting stock of the Company is represented in person or by proxy. The approval required shall be a majority of the votes cast on the proposal to approve the Plan. Such approval may also be provided pursuant to a written consent in lieu of such meeting. No Incentive Stock Option shall be exercisable until this approval requirement has been satisfied. If this requirement is not satisfied within twelve (12) months after the Effective Date, then (a) no Incentive Stock Options may thereafter be granted, and (b) each Incentive Stock Option granted prior thereto shall automatically be deemed to be a Nonqualified Stock Option (except to the extent its Option Agreement expressly provides otherwise).

ARTICLE 2

DEFINITIONS

Capitalized terms in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” of the Company means any corporation, partnership or other entity which, through one or more intermediaries, directly or indirectly controls, is controlled by, or is under common control with the Company.

“Approved Poolable Transaction” is defined in Section 7.2(b)(v).

“Approved Transaction” means any of the following transactions consummated with the approval, recommendation or authorization of the Board:

(a) any merger, consolidation, statutory or contractual share exchange, or other transaction to which the Company or any of its Affiliates or shareholders is a party if, immediately following the transaction, the persons who held Common Stock (or securities convertible into Common Stock) immediately before the transaction hold less than a majority of:

(i) the combined Common Equity of the Company; or

(ii) if, pursuant to the transaction, shares of Common Stock are changed or converted into or exchanged for, in whole or part, securities of another corporation or entity, the combined Common Equity of that corporation or entity; without taking into account any person’s Common Equity of the Company or the other corporation or entity that is not directly attributable (through continued ownership, amendment, reclassification, conversion or exchange) to the person’s holdings of Common Stock (or securities convertible into Common Stock) immediately before the transaction;

(b) any liquidation or dissolution of the Company; and

(c) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

“Board” means the Board of Directors of the Company.

“Cause” means, in connection with the termination of the Service of a Holder (a) repeated failures to carry out directions of the Board or the Holder’s supervisors with regard to material matters reasonably consistent with the Holder’s duties; (b) knowing violation of a state or federal law involving the commission of a crime against the Company or any of its Affiliates or a felony; (c) misuse of alcohol or controlled substances; (d) any misrepresentation, deception, fraud or dishonesty that is materially injurious to the Company or any of its Affiliates; and (e) any act or omission in willful disregard of the interests of the Company or any of its Affiliates that substantially impairs the goodwill, business or reputation of the Company or any of its Affiliates.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Code shall include any successor section.

“Committee” is defined in Section 3.1.

“Common Equity” means the capital stock of a corporation (or corresponding securities of a noncorporate entity) ordinarily, and apart from rights accruing under special circumstances, having the right to vote in an election for directors (or for members of the governing body of the noncorporate entity).

“Common Stock” means the Common Stock, no par value per share, of the Company.

“Company” is defined in Section 1.1.

“Computation Date” is defined in Section 6.9(a).

“Continuing Option” is defined in Section 7.2(b)(v)(A)(1).

“Control Purchase” means any transaction (or series of related transactions), consummated without the approval, recommendation or authorization of the Board, in which any person, corporation or other entity (including any “person” as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) purchases any Common Stock (or securities convertible into Common Stock), pursuant to a tender offer or a request or invitation for tenders (as those terms are defined in Section 14(d)(l) of the Exchange Act) or otherwise, and thereafter is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than fifty percent (50%) of the combined Common Equity of the Company (twenty-five percent (25%) of the combined Common Equity of the Company, if the Company at the time of the transaction has any class of Equity Security registered pursuant to Section 12 of the Exchange Act).

“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” is defined in Section 1.2.

“Eligible Person” is defined in Article 5.

“Equity Securities” has the meaning given that term in Rule 3a11-l promulgated under the Exchange Act, as amended from time to time, or any successor rule thereto.

“Excess Securities” is defined in Section 6.9(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Exchange Act shall include any successor section.

“Executive Officer” means any employee of the Company who is an “officer” within the meaning of Rule 16a-l(f) of the Exchange Act, as amended from time to time, or any successor rule thereto.

“Exercise Date” is defined in Section 6.10(a).

“Fair Market Value” for the Common Stock (or any other security) on any day means, if the Common Stock (or other security) is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock (or unit of the other security) on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock (or other security) is listed, or, if the Common Stock (or other security) is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Committee. If the Common Stock (or other security) is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Committee on the basis of such considerations as the Committee determines to be appropriate.

“Good Reason” means, with respect to a Holder, the occurrence in connection with an Approved Transaction, without the Holder’s express written consent, of one of the following events or conditions:

(a) A material reduction in the level of the Holder’s responsibilities in comparison to the level thereof at the time of the Approved Transaction;

(b) The assignment to the Holder of a job title that is not of comparable prestige and status as the Holder’s job title at the time of the Approved Transactions;

(c) The assignment to the Holder of any duties inconsistent with the Holder’s position at the time of the Approved Transaction, other than pursuant to the Holder’s promotion;

(d) A material reduction in the Holder’s salary level;

(e) A material reduction in the overall level of employee benefits or perquisites available to the Holder at the time of the Approved Transaction, or the Holder’s right to participate therein, unless such reduction is nondiscriminatory as to the Holder;

(f) Requiring the Holder to be based anywhere more than fifty (50) miles from the business location to which the Holder normally reported for work at the time of the Approved Transaction, other than for required business travel not significantly greater than the Holder’s business travel obligations at the time of the Approved Transaction; or

(g) Any of the foregoing events and conditions occurring before the Approved Transaction which the Holder reasonably demonstrates was at the request of a third party or otherwise arose in connection with or in anticipation of the Approved Transaction.

“Holder” means an Eligible Person who has received an Option or, if rights under the Option continue following the death of the Eligible Person or are transferred in a manner permitted by Section 6.8, the person who succeeds to those rights by will or by the laws of descent and distribution or by such transfer.

“Incentive Stock Option” means an Option that is an incentive stock option within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Offer” is defined in Section 6.10(a).

“Option” means an option with respect to shares of Common Stock awarded pursuant to Article 6.

“Option Agreement” is defined in Section 6.5.

“Option Securities” means (a) the shares of Common Stock or other securities that a Holder acquires upon exercise of an Option, and (b) any other shares of Common Stock or other securities issued or acquired with respect to the shares or other securities specified in the preceding clause (a) or this clause (b) in connection with any stock dividend, stock split, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, rights offering, or other transaction or event.

“Permitted Transferee” of a Holder means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Holder (including any such relative by adoption); any person sharing the Holder’s household (other than a tenant or employee); a trust in which these persons have more than fifty percent (50%) of the beneficial interest; and any other non-charitable entity in which these persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Plan” is defined in Section 1.1.

“Replacement Securities” is defined in Section 7.2(b)(v)(A)(2).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific section of the Securities Act shall include any successor section.

“Service” means the performance of services on a periodic basis for the Company or any of its Affiliates in the capacity of an employee, a nonemployee member of a board of directors or other governing body, or an independent consultant or advisor.

“Transaction Date” is defined in Section 7.2(b)(i).

“10% Shareholder” means a person who owns (or is considered as owning within the meaning of Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company.

ARTICLE 3

ADMINISTRATION

3.1 Committee. The Plan shall be administered by the Board unless the Board appoints a separate committee of the Board to administer the Plan pursuant to Section 3.2 (the Board, or such committee, if it is administering the Plan, will be referred to as the “Committee”). The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of that quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be as effective as if it had been made by a majority vote at a meeting duly called and held.

3.2 Appointment of Committee. The Board may appoint a committee consisting of two or more of its members to administer the Plan. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the committee and thereafter directly administer the Plan.

3.3 Powers; Regulations. The Committee shall have full power and authority, subject only to the provisions of the Plan (a) to administer or supervise the administration of the Plan; (b) to interpret the provisions of the Plan and the Option Agreements; (c) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as it determines to be necessary or advisable to carry out the purpose of the Plan; and (d) to take such other actions in connection with the Plan as it determines to be necessary or advisable. The Committee is authorized to adopt, amend and rescind such rules, regulations and procedures not inconsistent with the provisions of the Plan as it determines to be necessary or advisable for the proper administration of the Plan, and each Option shall be subject to all such rules, regulations and procedures (whether the Option was granted before or after promulgation thereof). Without limiting the authority of the Committee to interpret the provisions of the Plan, the Committee shall have the right to determine that a transaction (or series of related transactions) is not a Control Purchase, even though literally included within the definition of that term, if the Committee determines that the transaction (or series of related transactions) does not have the effect of significantly changing or influencing the control of the Company on a permanent basis.

3.4 Limits on Authority. Exercise by the Committee of its authority shall be consistent (a) with the intent that all Incentive Stock Options be qualified under the terms of Section 422 of the Code, and (b) if the Company registers any class of Equity Security pursuant to Section 12 of the Exchange Act, with the intent that the Plan be administered in a manner so that, to the extent possible, the grant of Options and all other transactions with respect to the Plan, to Options and to any Common Stock acquired upon exercise of Options, shall be exempt from the operation of Section 16(b) of the Exchange Act.

3.5 Exercise of Authority. Each action and determination made or taken by the Committee, including but not limited to any interpretation of the Plan and the Option Agreements, shall be final, conclusive and binding for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by the member or the Committee in good faith.

ARTICLE 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to the provisions of this Article 4, the maximum number of shares of Common Stock for which Options may be granted during the term of the Plan shall be 4,231,250. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company. If an Option terminates for any reason without having been exercised in full, or if Excess Securities are repurchased by the Company pursuant to Section 6.9, then the shares of Common Stock for which the Option has not been exercised or the Excess Securities, as the case may be, shall again be available for purposes of the Plan.

4.2 Adjustments. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, rights offering, or other transaction or event that is not an Approved Transaction or Control Purchase affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it determines to be equitable and appropriate, adjust any or all of (a) the number of shares of Common Stock (or number and kind of other securities or property) for which, and the time or times when, outstanding Options may thereafter be exercised; (b) the purchase price for the shares (or other securities or property) under outstanding Options; and (c) the number of shares of Common Stock (or number and kind of other securities or property) for which Options may thereafter be granted. In connection with any adjustment made pursuant to this Section 4.2, the Committee may, if deemed equitable and appropriate, provide for a cash payment to be made to the Holder of an Option, in cancellation of the Option, of such amount as the Committee determines represents the value the Option would then have if it were exercisable for all of the shares under the Option.

ARTICLE 5

ELIGIBILITY

The persons eligible to participate in the Plan and to receive Options (“ Eligible Persons”) shall be persons who are performing or have been hired to perform Service for the Company or any of its Affiliates.

ARTICLE 6

STOCK OPTIONS

6.1 Grant of Options. The Committee shall from time to time determine (a) the Eligible Persons to whom Options are to be granted; (b) the number of shares of Common Stock for which the Options are exercisable and the purchase price of such shares; (c) whether the Options are Incentive Stock Options or Nonqualified Stock Options; and (d) all of the other terms and conditions (which need not be identical) of the Options; provided, however, that all such determinations shall be subject to the express limitations of the Plan.

6.2 Purchase Price. The price at which shares of Common Stock may be purchased upon exercise of an Option may be more than, less than or equal to the Fair Market Value of the shares on the date the Option is granted; provided, however, that the purchase price of each share of Common Stock under an Incentive Stock Option shall be (a) at least 110% of the Fair Market Value of such share on the date of grant of the Option, if it is granted to a 10% Shareholder, and (b) at least 100% of the Fair Market Value of such share on the date of grant of the Option, if it is granted to any other Eligible Person.

6.3 Limitations on Incentive Stock Options.

(a) Grants Only to Employees. Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company or an Affiliate that constitutes a “parent corporation” or a “subsidiary corporation” within the meaning of Section 424 of the Code.

(b) Limitation on Shares. The aggregate Fair Market Value of the shares of Common Stock for which, during any calendar year, one or more Incentive Stock Options under the Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code) become exercisable for the first time by a Holder shall not exceed $100,000 (said value to be determined as of the respective dates on which the options are granted to the Holder). If an Option that would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock that would cause such aggregate Fair Market Value to exceed $100,000, then the portion of the Option in respect of such shares shall be deemed to be a Nonqualified Stock Option.

6.4 Term of Options. Subject to the provisions of the Plan with respect to termination of Options upon or following death, Disability or other termination of Service, the Committee shall determine the term of each Option, which term shall not be more than (a) five (5) years from the date of grant in the case of an Incentive Stock Option granted to a 10% Shareholder, and (b) ten (10) years from the date of grant in the case of any other Incentive Stock Option.

6.5 Option Agreement. Each Option shall be evidenced by an agreement (the “Option Agreement”) containing the terms and conditions of the Option as determined by the Committee. Each grantee of an Option shall be notified promptly of the grant, an Option Agreement shall be executed and delivered by the Company to the grantee within sixty (60) days after the date the Committee approves the grant, and the Committee may terminate the grant if the Option Agreement is not signed by the grantee and delivered to the Company within sixty (60) days after it is delivered to the grantee. An Option Agreement may contain (but shall not be required to contain) such terms and conditions as the Committee determines to be necessary or appropriate to ensure that the penalty provisions of Section 4999 of the Code will not apply to any stock received by the Holder from the Company. An Option Agreement may be amended from time to time pursuant to Section 7.6(c).

6.6 Exercise of Options.

(a) Time Exercisable. An Option shall become and remain exercisable to the extent provided in its Option Agreement and in the Plan. However, if an Option is granted prior to the date its Holder first performs Service for the Company or any of its Affiliates, the Option shall not be exercisable prior to the date the Holder first performs such Service. If an Option is scheduled to become exercisable on one or more dates specified in its Option Agreement, and its Holder has a leave of absence without pay, such date or dates shall be postponed for a period equal to the duration of the leave unless the Committee determines otherwise.

(b) Manner of Exercise. An Option shall be exercised by written notice to the Company in compliance with the terms and conditions of its Option Agreement and such procedures for exercise of Options as the Committee may adopt from time to time. The method or methods of payment of the purchase price of the shares to be purchased upon exercise of the Option and of any amounts required by Section 7.8 shall be determined by the Committee and set forth in the Option Agreement for the Option. Such method or methods may consist of (i) check, (ii) promissory note, (iii) whole shares of Common Stock already owned by the Holder, (iv) the withholding of shares of Common Stock issuable upon exercise of the Option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment as may be permitted for the issuance of shares under applicable securities and other laws. The Committee may specify a minimum number of shares of Common Stock for which an Option must be exercised, but such minimum shall not prevent exercise of an Option for the full number of shares for which it is exercisable.

(c) Value of Shares. Shares of Common Stock delivered in payment of all or any part of the amounts payable upon exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued at their Fair Market Value on the exercise date of the Option.

(d) Issuance of Shares. The Company shall issue the shares of Common Stock purchased under an Option as soon as practicable after the Option has been duly exercised; provided, however, that no fractional shares shall be issuable under the Plan, and any fractional shares that would otherwise be issuable shall be disregarded. Following exercise of an Incentive Stock Option, the Committee shall cause the information statement required by Section 6039 of the Code to be furnished to the Holder within the time and in the manner prescribed by law.

6.7 Legends. Each certificate representing shares of Common Stock issued upon exercise of an Option shall, unless the Committee otherwise determines, contain on its face the notice “SEE TRANSFER RESTRICTIONS ON REVERSE” and on its reverse a legend in form substantially as follows, together with any other legends that are required by the provisions of the Plan or that the Committee determines to be necessary or appropriate:

NOTICE: TRANSFER AND OTHER RESTRICTIONS

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT UPON SATISFACTION OF CERTAIN CONDITIONS. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION. ANY OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER OWNERSHIP OF THE SECURITIES WITH THE CORPORATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER, AND MAY BE SUBJECT TO REPURCHASE BY THE CORPORATION OR ONE OR MORE OF ITS SHAREHOLDERS, OR RIGHTS OF FIRST REFUSAL OR OTHER RESTRICTIONS, PURSUANT TO THE PROVISIONS OF THE CORPORATION’S 1999 STOCK OPTION PLAN AND/OR AN AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION AND/OR AN AGREEMENT AMONG THE SHAREHOLDERS OF THE CORPORATION. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION.

The Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

6.8 Transferability. Except to the extent the Committee limits this Section 6.8 at the time a Nonqualified Stock Option is granted, the original Holder of the Nonqualified Stock Option may transfer the Option to any Permitted Transferee, so long as the transfer is without value, and the Permitted Transferee may transfer the Option without value to any other Permitted Transferee of the original Holder. Neither (a) a transfer under a domestic relations order in settlement of marital property rights, nor (b) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Permitted Transferees (or the original Holder) in exchange for an interest in that entity, will constitute a transfer for value. Except as expressly permitted by this Section 6.8, an Option will not be transferable by its Holder other than by will or by the laws of descent and distribution, will not be involuntarily alienable by legal process or otherwise by operation of law, and will be exercisable during the Holder’s lifetime only by the Holder. If the Holder of an Option dies prior to its full exercise, the Option may be exercised, to the extent it does not thereby terminate, by the person or persons to whom the rights of the holder under the Option pass by will or by applicable laws of descent and distribution.

6.9 Repurchase of Shares.

(a) Right of Repurchase.

(i) If, through the effective date of repurchase described in Section 6.9(b), the Holder has acquired through exercise of an Option a number of Option Securities in excess of the product (rounded up to the nearest whole number) of the applicable percentage, as set forth in the table below, multiplied by the total number of Option Securities subject to the Option on the date such Option was granted (the “Excess Securities”), then the Company shall have the right, but shall not be required, to repurchase from a Holder (or the Holder’s transferee) all or any part of the Excess Securities. Such right of repurchase shall be exercisable at any time and from time to time during the period of ninety (90) days commencing on the later of (i) the date of termination of the Holder’s Service for any reason, including but not limited to death or Disability, or (ii) as to an Option that is exercised following termination of the Holder’s Service, the date of such exercise. The repurchase price for each of such Excess Securities that the Company elects to repurchase in the manner provided in Section 6.9(b) below shall be the price paid by the Holder for each of such Excess Securities. The applicable percentage shall be calculated as follows: based on the time elapsed between (A) the Holder’s initial date of hire, or such other date as may be specified by the Committee at the time the Option is granted to the Holder (such initial date of hire or other date shall be referred to below as the “Computation Date”), and (B) the date on which the employment of the Holder terminates for any reason, including but not limited to death or Disability:

Time Elapsed Since Computation Date	Applicable Percentage
Less than 12 months	0%

More than 12 months	2-1/12 per month in
but less than or equal to 48 months	excess of 12 months

If calculation of the “Time Elapsed Since Computation Date” results in a fractional month, then a fractional month of .5 or less shall be rounded down, while a fractional month of more than .5 shall be rounded up.

(ii) The Company may elect to pay the total amount owed to the Holder (or to the person or entity holding the Excess Security to be repurchased) either (i) in cash, in which case the amount shall be paid, without interest, within thirty (30) days following the effective date of the repurchase, or (ii) in three equal installments, the first installment payable on the first anniversary of the effective date of the repurchase, and the remaining installments payable on the corresponding date in each of the next two years, with each installment to include interest on the unpaid principal, computed at the prime rate published in the Wall Street Journal for the first business day of the month in which the effective date of the repurchase occurs, for the period from the effective date of the repurchase or the date of the most recent installment, as the case may be, to the due date of the installment being paid.

(iii) In the event of a Control Purchase or an Approved Transaction following which there are no Continuing Options, the right of repurchase under this Section 6.9 shall terminate. In the event of an Approved Transaction following which there are Continuing Options, the Computation Date applicable to any calculation of the number of Excess Securities following such Control Purchase or Approved Transaction shall be the date of which the Computation Date immediately prior to such Control Purchase or Approved Transaction is the first anniversary. For example, if the Computation Date immediately prior to a Control Purchase or an Approved Transaction following which there are Continuing Options was January 1, 1999, the Computation Date following such Control Purchase or Approved Transaction would be January 1, 1998 for purposes of calculating the number of Excess Securities.

(b) Exercise of Repurchase Right. To exercise its right of repurchase, the Company shall deliver written notice to the Holder specifying (i) the number of Excess Securities to be repurchased; (ii) the purchase price(s), and the aggregate purchase price, for such Option Securities; and (iii) the effective date of the repurchase, which date shall not be earlier than the date of the notice nor later than the date of termination of the Company’s right of repurchase. If a Holder transfers Option Securities that are subject to the Company’s right of repurchase, then, unless otherwise agreed in writing by or on behalf of the Company or the Committee, the Option Securities shall remain subject to the Company’s right of repurchase during the period specified in Section 6.9(a)(i) (exercise of the right of repurchase in such event shall be effected by notice to the person or entity holding the Option Securities at the time of exercise).

(c) Waiver. The Committee, in its discretion, may elect at the time of grant of an Option or any later time to waive the rights described in this Section 6.9 (any such waiver shall be expressly set forth in the Option Agreement or in a writing signed by or on behalf of the Company or the Committee).

6.10 Right of First Refusal.

(a) Offer of Shares. If a Holder elects to sell all or part of the Option Securities held by the Holder, then the Holder shall not sell the Option Securities unless the Holder shall have first offered in writing to sell them to the Company at their Fair Market Value on a date specified in the offer (the “Offer”), which date shall be at least three (3) business days and not more than ten (10) business days following the date of the offer (the “Exercise Date”).

(b) Exercise of Right of First Refusal. The Company may purchase all or any portion of the Option Securities covered by the Offer. On or before the Exercise Date, the Company shall give written notice to the Holder of its acceptance or rejection of the Offer and, if the Offer is accepted, the number of Option Securities to be purchased by the Company. If the Company does not timely exercise its right to purchase all of the Option Securities, the Holder may thereafter sell and transfer the unpurchased Option Securities on the same terms and conditions as set forth in the Offer.

(c) Purchase Price. The Company may elect to pay the amount owed to the Holder for the Option Securities to be purchased (or to the person or entity holding the Option Securities) either (i) in cash, in which case the amount shall be paid, without interest, within thirty (30) days following the Exercise Date, or (ii) in three equal installments, the first installment payable on the first anniversary of the Exercise Date, and the remaining installments payable on the corresponding date in each of the next two years, with each installment to include interest on the unpaid principal, computed at the prime rate published in the Wall Street Journal for the first business day of the month in which the Exercise Date falls, for the period from the Exercise Date or the date of the most recent installment, as the case may be, to the due date of the installment being paid.

(d) Waiver; Termination of Right of First Refusal. The Committee, in its discretion, may elect at the time of grant of an Option or any later time to waive the rights described in this Section 6.10 (any such waiver shall be expressly set forth in the Option Agreement or in a writing signed by or on behalf of the Company or the Committee). Any right of first refusal under this Section 6.10 shall terminate upon the earliest to occur of (i) registration by the Company of any class of Equity Security pursuant to Section 12 of the Exchange Act; (ii) a Control Purchase; or (iii) an Approved Transaction following which there are no Continuing Options.

(e) Prohibition on Transfer of Excess Securities. Notwithstanding this Section 6.10 or the other provisions of this Plan, a Holder shall not be permitted to transfer

Option Securities that would, if the Service of such Holder were deemed terminated on the date of the proposed transfer, constitute Excess Securities.

6.11 Market Stand-Off Agreement. By accepting an Option, the Holder shall be deemed to have agreed that, for a period of one hundred eighty (180) days after the effective date of any Registration Statement filed with the Securities and Exchange Commission pursuant to the Securities Act in connection with a firm commitment underwritten offering covering the offer and sale to the public of Common Stock for the account of the Company, the Holder will not directly or indirectly (through any put, short sale, collar or other derivative security or financial instrument) sell or offer to sell or otherwise dispose of any shares of Common Stock, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock owned by the Holder, whether owned on such effective date or thereafter acquired, without the prior written consent of each managing underwriter in the offering, which consent may be withheld at the sole discretion of any managing underwriter.

6.12 Delegation to Executive Officer of Authority to Grant Options. The Board may delegate to an Executive Officer the authority to determine from time to time (a) the Eligible Persons to whom Options are to be granted; (b) the number of shares of Common Stock for which the Options are exercisable and the purchase price of such shares; (c) whether the Options are Incentive Stock Options or Nonqualified Stock Options; and (d) all of the other terms and conditions (which need not be identical) of the Options; provided, however, that (i) the authority delegated to the Executive Officer under this Section 6.12 shall not exceed that of the Committee under the foregoing provisions of this Article 6 and shall be subject to such limitations, in addition to those specified in this Section 6.12, as may be specified by the Board at the time of delegation; (ii) the Executive Officer may not be delegated authority under this Section 6.12 to grant any Option to any person who is an Executive Officer or a director of the Company at the time of the grant; (iii) the purchase price of each share of Common Stock under an Option granted under this Section 6.12 shall not be less than the Fair Market Value of such share on the date of grant of the Option; and (iv) the Executive Officer shall promptly provide a report to the Committee of each person to whom an Option has been granted under this Section 6.12 and the material terms and conditions of the Option.

ARTICLE 7

GENERAL PROVISIONS

The provisions of this Article 7 shall apply to all Options, except to the extent that one or more Option Agreements expressly provide otherwise.

7.1 Termination of Service.

(a) General. If a Holder’s Service terminates without Cause prior to the full exercise of an Option, then the Option shall thereafter be exercisable, to the extent the Holder was entitled to exercise the Option on the date of such termination, for a period of three (3) months following such termination (but not later than the end of the term of the Option); provided, however, that, if the Holder’s Service terminates by reason of death or Disability, the Option shall be exercisable for a period of one (1) year following such termination (but not later than the end of the term of the Option). At the end of such period, the Option shall terminate.

(b) Termination for Cause. If a Holder’s Service is terminated for Cause, then all Options held by the Holder shall immediately terminate. Following termination of a Holder’s Service, if the Holder engages in any act that would have constituted Cause if the Holder had remained in the Service of the Company or any of its Affiliates, then the Committee shall be entitled to terminate any Options held by the Holder.

(c) Miscellaneous. The Committee may determine whether a leave of absence of a Holder constitutes a termination of the Holder’s Service; provided, however, that neither (i) a leave of absence, duly authorized in writing by the Company or any of its Affiliates for military service or sickness, or for any other purpose approved by the Company or any of its Affiliates, if the period of the leave does not exceed ninety (90) days, nor (ii) a leave of absence in excess of ninety (90) days, duly authorized in writing by the Company or any of its Affiliates, provided the Holder’s right to return to Service with the Company or the Affiliate is guaranteed either by statute or by contract, shall be deemed a termination of the Holder’s Service. An Option shall not be affected by any change in the Holder’s Service so long as the Holder continues to be in the Service of the Company or any of its Affiliates. If a Holder is in the Service of an Affiliate of the Company that ceases to be an Affiliate, such event shall, for purposes of any Option held by the Holder, be deemed to constitute a termination of the Holder’s Service for a reason other than death or Disability.

7.2 Certain Events.

(a) Control Purchase. Effective upon a Control Purchase, if the Holder of an Option is in the Service of the Company or any of its Affiliates at that time, the Option shall automatically become exercisable for all of the shares under the Option.

(b) Approved Transaction. The following provisions shall apply if an Approved Transaction occurs:

(i) The Company shall provide each Holder with notice of the pendency of the Approved Transaction at least fifteen (15) days before the expected date of consummation thereof (the date on which the Approved Transaction is consummated will be referred to as the “Transaction Date”).

(ii) Effective immediately before the Transaction Date, if the Holder of an Option is in the Service of the Company or any of its Affiliates on the Transaction Date, the Option shall automatically become exercisable for all of the shares under the Option.

(iii) Following notice of the Approved Transaction, any exercise of an Option may be contingent upon consummation of the Approved Transaction, if so elected by the Holder in the notice of exercise, and shall be contingent upon such consummation with respect to any portion of the Option that will only become exercisable immediately before the Transaction Date.

(iv) Subject to Section 7.2(b)(v), upon consummation of the Approved Transaction, all Options shall terminate.

(v) If an Approved Transaction is a business combination that, for financial accounting purposes, will be accounted for under the pooling-of-interests method (any such Approved Transaction will be referred to as an “Approved Poolable Transaction”), then Section 7.2(b)(iv) shall not apply and the following provisions shall apply instead:

(A) Effective immediately before the Transaction Date, if the Holder of an Option is in the Service of the Company or any of its Affiliates on the Transaction Date, the Option shall automatically become exercisable for the number of shares for which it would have been exercisable if the Holder had remained in the Service of the Company until the first (lst) anniversary of the Approved Transaction.

(B) The Company shall, or shall cause another party to the Approved Transaction to, either:

(1) make appropriate provision for continuation of the Option, or for replacement of the Option with a new award on terms that are, as nearly as practicable, the financial equivalent of the Option, taking into account in either event any automatic acceleration of exercisability provided for in subsection (A) above (the Option as so continued or replaced shall be referred to as a “Continuing Option”); or

(2) deliver to the Holder equity securities of the Company or another party to the Approved Transaction (the “Replacement Securities”) having a value equal to the value of the Option on the Transaction Date, taking into account any automatic acceleration of exercisability provided for in subsection (A) above.

(C) At the time the Holder is given notice of the pendency of the Approved Transaction under Section 7.2(b)(i)or in a separate notice given before the Transaction Date, the Committee shall inform the Holder of the provision to be made for a Continuing Option or for delivery of Replacement Securities. Effective automatically upon consummation of the Approved Transaction and without any action by the Holder, the Option shall represent the Continuing Option (if provision is made for a Continuing Option) or terminate (if Replacement Securities are to be delivered).

(vi) In connection with an Approved Transaction other than an Approved Poolable Transaction, the Committee may determine to override the automatic acceleration of exercisability set forth in Section 7.2(b)(ii) above and the other provisions of Section 7.2(b)(ii) through Section 7.2(b)(iv) that would otherwise apply to an Option. In such event, the following provisions shall apply instead:

(A) Effective immediately before the Transaction Date, if the Holder of an Option is in the Service of the Company or any of its Affiliates on the Transaction Date, the Option shall automatically become exercisable for the number of shares for which it would have been exercisable if the Holder had remained in the Service of the Company until the first (lst) anniversary of the Approved Transaction.

(B) The Company shall, or shall cause another party to the Approved Transaction to, make provision for a Continuing Option or for delivery of

Replacement Securities, taking into account in either event any automatic acceleration of exercisability provided for in subsection (A) above.

(C) At the time the Holder is given notice of the pendency of the Approved Transaction under Section 7.2(b)(i) or in a separate notice given before the Transaction Date, the Committee shall inform the Holder of (1) its determination to override the provisions of Section 7.2(b)(ii) through Section 7.2(b)(iv), and (2) the provision to be made for a Continuing Option or for delivery of Replacement Securities. Effective automatically upon consummation of the Approved Transaction and without any action by the Holder, the Option shall represent the Continuing Option (if provision is made for a Continuing Option) or terminate (if Replacement Securities are to be delivered).

(c) Termination After Certain Approved Transactions. If there are one or more Continuing Options following an Approved Transaction, and the Service of the Holder of a Continuing Option or Option Securities is terminated without Cause within a period of eighteen (18) months following the Transaction Date, or if the Holder voluntarily terminates his or her Service for Good Reason during such period, then (i) all Continuing Options held by the Holder shall become exercisable for all of the shares thereunder; (ii) any right of repurchase of the Holder’s Option Securities under Section 6.9 shall terminate; (iii) all restrictions under the Plan or any Option Agreement with respect to Option Securities issued pursuant to exercise of any such Continuing Option (other than restrictions on transfer under applicable securities laws), including but not limited to contractual restrictions on transfer, rights of repurchase or first refusal in favor of the Company and restrictions on certificates for the Option Securities (other than restrictions on certificates designed to promote compliance with applicable securities laws) shall automatically terminate; and (iv) each such Continuing Option shall remain exercisable until a period of eighteen (18) months has elapsed following the Transaction Date or until the date on which the Continuing Option would have terminated if the Service of the Holder had not terminated, whichever occurs first, notwithstanding any contrary provision in the Option Agreement for the Continuing Option (other than one expressly providing that this Section 7.2(c) shall not apply).

7.3 Right to Terminate Service. Nothing contained in the Plan or in any Option Agreement, and no action of the Company or the Committee with respect thereto, shall confer on any Holder any right to continue in the Service of the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates, subject to the terms and conditions of any agreement between the Holder and the Company or any of its Affiliates, to terminate at any time, with or without Cause, the Service of the Holder.

7.4 Nonalienation of Benefits. Except as permitted pursuant to Section 6.8, no right or benefit under the Plan or any Option shall be (a) subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge (and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void); or (b) liable for or subject to the debts, contracts, liabilities or torts of the person entitled to the right or benefit.

7.5 Shareholders Agreement. If requested by the Company, the Holder of an Option shall be required, as a condition to issuance of the shares of Common Stock that the

Holder acquires upon exercise of the Option, to execute and deliver to the Company a shareholders agreement in such form as may be required by the Company at the time of such exercise, or a counterpart thereof, together with, unless the Holder is unmarried, a spousal consent in the form required thereby, unless the Holder has previously executed and delivered such documents and they are in effect at the time of exercise and apply by their terms to the shares to be issued.

7.6 Termination and Amendment.

(a) Termination. The Plan shall terminate on the tenth (10th) anniversary of the Effective Date; provided, however, that the Board or the Committee may terminate the Plan at any earlier time. No Options may be granted following termination of the Plan, but the provisions of the Plan shall continue in effect until all Options terminate or are exercised in full and all rights of all persons with any interest in the Plan expire.

(b) Amendment of Plan. The Board or the Committee may from time to time amend the Plan, whether before or after termination of the Plan, in such respects as it shall deem advisable; provided, however, that any such amendment (i) shall comply with all applicable laws and stock exchange listing requirements, and (ii) with respect to Incentive Stock Options granted or to be granted under the Plan, shall be subject to any approval by shareholders of the Company required under the Code. No amendment of the Plan may adversely affect the rights of the Holder of an Option in any material way unless the Holder consents thereto.

(c) Amendment of Options. The Committee may amend the Option Agreement for an Option in such respects as it shall deem advisable, including but not limited to any amendment that would accelerate the time or times at which the Option may be exercised or extend the scheduled termination date of the Option; provided, however, that (i) no amendment may adversely affect the rights of the Holder of the Option in any material way unless the Holder consents thereto, and (ii) the Option Agreement, as amended, shall satisfy all of the requirements of the Plan at the time of the amendment. Nothing in this Section 7.6 shall prevent the Committee from adopting, amending or rescinding rules, regulations and procedures pursuant to Section 3.3.

7.7 Government and Other Regulations.

(a) The obligation of the Company with respect to Options and the issuance of Common Stock upon the exercise thereof shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including but not limited to the effectiveness of any registration statement required under the Securities Act, and the rules and regulations of any securities exchange or over-the-counter market on which the Common Stock may be listed or quoted. The Company shall have no obligation to register shares of Common Stock issuable upon exercise of Options under the Securities Act or to register, qualify or list such shares under the laws of any state or other jurisdiction or the rules of any securities exchange or over-the-counter market.

(b) As long as the Common Stock is not registered under the Exchange Act, the Company intends that all offers and sales of Options and shares of Common Stock issuable upon exercise of Options shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in a manner so as to preserve such exemption. The Company also intends that the Plan shall constitute a written compensatory benefit plan, within the meaning of Rule 701(b) promulgated under the Securities Act, and that each Option granted at a time when the Common Stock is not registered under the Exchange Act shall, unless otherwise specified by the Committee at the time the Option is granted or at any time thereafter, be granted in reliance on the exemption from the registration requirements of Section 5 of the Securities Act provided by Rule 701.

7.8 Withholding. By accepting an Option, the Holder shall be deemed to have agreed to pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes required to be withheld by the Company in connection with the exercise of the Option or any sale, transfer or other disposition of any shares of Common Stock acquired upon exercise of the Option. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment of, all such taxes, then the Company or any of its Affiliates shall, to the extent not prohibited by law, have the right to deduct from any payment of any kind otherwise due to the Holder an amount equal to any taxes of any kind required to be withheld by the Company or any of its Affiliates with respect to the Option.

7.9 Separability. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out in full herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

7.10 Plan Not Exclusive. Neither the adoption of the Plan by the Board nor any submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including but not limited to the granting of stock options and the awarding of stock and cash outside of the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

7.11 Exclusion from Pension and Profit-Sharing Computation. By accepting an Option, the Holder shall be deemed to have agreed that the Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment or other benefit under any pension, retirement or other employee benefit plan, program or policy of the Company or any of its Affiliates.

7.12 No Shareholder Rights. No Holder or other person shall have any voting or other shareholder rights with respect to shares of Common Stock under an Option until the Option has been duly exercised, full payment of the purchase price has been made, all conditions under the Option and the Plan to issuance of the shares have been satisfied, and a certificate for the shares has been issued. No adjustment shall be made for cash or other dividends or distributions to shareholders for which the record date is before the date of such issuance.

7.13 Governing Law. The Plan and all Options shall be governed by, and interpreted in accordance with, the laws of the State of Washington.

7.14 Company’s Rights. The grant of Options shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

FORM: FOR NON-83(b) INTENDED ISSUANCES

THE SECURITIES OFFERED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND ANY SALE OF SUCH SECURITIES IS SUBJECT TO COMPLIANCE WITH, OR THE AVAILABILITY OF EXEMPTIONS FROM COMPLIANCE WITH, THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS INSTRUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE. TRANSFER OF THIS INSTRUMENT AND THE SECURITIES OFFERED HEREBY IS RESTRICTED AS PROVIDED IN SECTIONS 6 AND 7 BELOW.

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Agreement”) is entered into, effective as of                         , 200__, by Northstar Neuroscience, Inc., a Washington corporation (the “Company”), and                                      (the “Holder”).

RECITALS

A. The Company has adopted the Northstar Neuroscience, Inc. Amended and Restated 1999 Stock Option Plan (the “Plan”), a copy of which is attached as Exhibit A. Capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan.

B. The Holder has been designated to receive an option under the Plan.

NOW, THEREFORE, the Company and the Holder agree as follows:

1. Grant of the Option. The Company grants to the Holder an option (the “Option”) to acquire from the Company                                      (            ) shares of Common Stock (the “Shares”) at the price of $                     per share (the “Purchase Price”). The Option [is/is not] intended to qualify as an Incentive Stock Option.

2. Term of the Option. Unless earlier terminated pursuant to the Plan, the Option will terminate on the earliest to occur of the following: (a)                         , 20    ; (b) the expiration of ninety (90) days following the date of termination of the Holder’s Service for any reason other than death, Disability or Cause; (c) the expiration of one (1) year following the date of termination of the Holder’s Service by reason of death or Disability; and (d) the date of termination of the Holder’s Service for Cause.

- 1 -	Option No. [ISO/NSO]99-

3. Exercisability. The Option will become exercisable (a) for 2-7/8% percent of the shares on the last day of each one-month period beginning on                      [one year from effective date] and ending on                  [36 months thereafter, for a total of 4 years]; provided, however, that the number of Shares for which the Option becomes exercisable on any date shall, if necessary to eliminate a fractional share of Common Stock, be rounded down to the nearest whole number. After the Holder’s Service terminates for any reason, the Option will thereafter be exercisable only for the Shares for which it was exercisable on the date of termination.

4. Provisions of Plan. The Option is subject to all of the provisions of the Plan, including but not limited to Section 4.2 (which permits adjustments to the Option upon the occurrence of certain corporate events such as stock splits, recapitalizations and reorganizations) and Section 7.2 (which will apply if an Approved Transaction or Control Purchase occurs), provided, however, that the Option shall not be subject to Section 6.9 of the Plan.

5. Exercise of the Option. In order to exercise the Option, the Holder must do the following:

(a) deliver to the Company a written notice, substantially in the form of the attached Exhibit B, specifying the number of Shares for which the Option is being exercised;

(b) surrender this Agreement to the Company;

(c) tender payment to the Company of the aggregate Purchase Price for the Shares for which the Option is being exercised, which amount may be paid (i) by check; or (ii) by such other means as the Committee, in its sole discretion, shall permit at the time of exercise;

(d) pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes required to be withheld by the Company in connection with the exercise of the Option;

(e) if requested by the Committee, deliver to the Company, at the Holder’s expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Holder and satisfactory to the Company, to the effect that exercise of the Option by the Holder, and the acquisition of Shares pursuant thereto, may be effected without registration or qualification of the Shares under the Securities Act or any applicable state securities laws; and

(f) execute and deliver to the Company the documents required by Section 7.5 of the Plan and any other documents required from time to time by the Committee in order to promote compliance with the Securities Act, applicable state securities laws, or any other applicable law, rule or regulation.

Unless the Option has terminated or been exercised in full, the Company shall affix to this Agreement an appropriate notation indicating the number of Shares for which the Option was exercised and return this Agreement to the Holder.

- 2 -	Option No. [ISO/NSO]99-

6. Representations and Warranties. By executing this Agreement:

(a) The Holder accepts the Option and agrees to comply with and be bound by all of the provisions of this Agreement and the Plan, including but not limited to the market stand-off provisions of Section 6.11 of the Plan.

(b) The Holder acknowledges that no registration statement under the Securities Act, or under any state securities laws, has been filed with respect to the Option or any Shares that may be acquired upon exercise of the Option, and the Company is under no obligation to do so.

(c) The Holder represents and warrants that the Option, and any Shares acquired upon exercise of the Option, will be acquired and held by the Holder for the Holder’s own account, for investment purposes only, and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time.

(d) The Holder agrees not to sell, transfer or otherwise dispose of the Option except as specifically permitted by this Agreement, the Plan and any applicable securities laws.

(e) The Holder agrees not to sell, transfer or otherwise dispose of any Shares acquired upon exercise of the Option unless (i) there is an effective registration statement under the Securities Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Holder delivers to the Company, at the Holder’s expense, a “no-action” letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such Shares may be disposed of by the Holder in the manner proposed, or (iii) the Holder delivers to the Company, at the Holder’s expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Holder and satisfactory to the Company, to the effect that the proposed disposition may be effected without registration or qualification of such Shares under the Securities Act or any applicable state securities laws.

7. Procedures Upon Permitted Transfer. Prior to any sale, transfer or other disposition of any Shares acquired upon exercise of the Option, the Holder agrees to give written notice to the Company of the Holder’s intention to effect such disposition. The notice must describe the circumstances of the proposed transfer in reasonable detail and must specify the manner in which the requirements of Section 6(d) will be satisfied in connection with the proposed disposition. After (a) legal counsel to the Company has determined that the requirements of Section 6(d) will be satisfied, (b) the Holder has executed such documentation as may be necessary to effect the proposed disposition, and (c) the Holder has paid, or made arrangements satisfactory to the Committee for the payment of any taxes, if any, required to be withheld by the Company in connection with the proposed disposition, the Company will, as soon as practicable, transfer such Shares in accordance with the terms of the notice. Any stock certificate issued upon such transfer will bear a restrictive legend, in the form required by Section 6.7 of the Plan, unless in the opinion of legal counsel to the Company such legend is not required.

- 3 -	Option No. [ISO/NSO]99-

8. Entire Agreement; Amendments; Binding Effect. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. Except as permitted by the Plan, no amendment of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party’s rights against the other party for breach of any of the terms of this Agreement or the Plan shall not be construed as a waiver of such rights as to any continued or subsequent breach. This Agreement shall be binding upon the Holder and his or her heirs, successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

“Company”	Northstar Neuroscience, Inc.

By

“Holder”

- 4 -	Option No. [ISO/NSO]99-

FORM OF EXERCISE OF OPTION

To:	Northstar Neuroscience, Inc.
________________________
________________________

The undersigned holds Option Number [ISO/NSO99-        ] (the “Option”), represented by a Stock Option Agreement dated effective as of                     , 200         (the “Agreement”), granted to the undersigned pursuant to the Northstar Neuroscience, Inc. Amended and Restated 1999 Stock Option Plan (the “Plan”). The undersigned hereby exercises the Option and elects to purchase                              shares (the “Shares”) of Common Stock of Northstar Neuroscience, Inc., a Washington corporation (the “Company”) pursuant to the Option. This notice is accompanied by full payment of the Purchase Price for the Shares in cash or by check or in another manner permitted by Section 5(c) of the Agreement. The undersigned has also paid, or made arrangements satisfactory to the Committee for payment of, all taxes, if any, required to be withheld by the Company in connection with the exercise of the Option.

Date:                             ,                 .

FORM: FOR INTENDED 83(b) ISSUANCES

THE SECURITIES OFFERED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND ANY SALE OF SUCH SECURITIES IS SUBJECT TO COMPLIANCE WITH, OR THE AVAILABILITY OF EXEMPTIONS FROM COMPLIANCE WITH, THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS INSTRUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE. TRANSFER OF THIS INSTRUMENT AND THE SECURITIES OFFERED HEREBY IS RESTRICTED AS PROVIDED IN SECTIONS 6 AND 7 BELOW.

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Agreement”) is entered into, effective as of                         , 200__, by Northstar Neuroscience, Inc., a Washington corporation (the “Company”), and [NAME OF HOLDER] (the “Holder”).

RECITALS

A. The Company has adopted the Northstar Neuroscience, Inc. Amended and Restated 1999 Stock Option Plan (the “Plan”), a copy of which is attached as Exhibit A. Capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan.

B. The Holder has been designated to receive an option under the Plan.

NOW, THEREFORE, the Company and the Holder agree as follows:

1. Grant of the Option. The Company grants to the Holder an option (the “Option”) to acquire from the Company                              (            ) shares of Common Stock (the “Shares”) at the price of $             per share (the “Purchase Price”). The Option [is/is not] intended to qualify as an Incentive Stock Option.

2. Term of the Option. Unless earlier terminated pursuant to the Plan, the Option will terminate on the earliest to occur of the following: (a)                         , 2        ; (b) the expiration of ninety (90) days following the date of termination of the Holder’s Service for any reason other than death, Disability or Cause; (c) the expiration of one (1) year following the date of termination of the Holder’s Service by reason of death or Disability; and (d) the date of termination of the Holder’s Service for Cause.

- 1 -	Option No. [ISO/NSO]99-0-

3. Exercisability. The Option is fully vested and exercisable for all the Shares hereunder as of the date first set forth above.

4. Provisions of Plan. The Option is subject to all of the provisions of the Plan, including but not limited to Section 4.2 (which permits adjustments to the Option upon the occurrence of certain corporate events such as stock splits, recapitalizations and reorganizations) and Section 7.2 (which will apply if an Approved Transaction or Control Purchase occurs). Any shares of Common Stock issued upon exercise of the Option shall be subject to the Company’s right of repurchase and right of first refusal set forth in Section 6.9 and Section 6.10 of the Plan, respectively. For purposes of determining the time Elapsed Since Computation Date as set forth in Section 6.9, the Computation Date shall be                                         .

5. Exercise of the Option. In order to exercise the Option, the Holder must do the following:

(a) deliver to the Company a written notice, substantially in the form of the attached Exhibit B, specifying the number of Shares for which the Option is being exercised;

(b) surrender this Agreement to the Company;

(c) tender payment to the Company of the aggregate Purchase Price for the Shares for which the Option is being exercised, which amount may be paid (i) by check; or (ii) by such other means as the Committee, in its sole discretion, shall permit at the time of exercise;

(d) pay, or make arrangements satisfactory to the Committee for payment to the Company of, all taxes required to be withheld by the Company in connection with the exercise of the Option;

(e) if requested by the Committee, deliver to the Company, at the Holder’s expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Holder and satisfactory to the Company, to the effect that exercise of the Option by the Holder, and the acquisition of Shares pursuant thereto, may be effected without registration or qualification of the Shares under the Securities Act or any applicable state securities laws; and

(f) execute and deliver to the Company the documents required by Section 7.5 of the Plan and any other documents required from time to time by the Committee in order to promote compliance with the Securities Act, applicable state securities laws, or any other applicable law, rule or regulation.

Unless the Option has terminated or been exercised in full, the Company shall affix to this Agreement an appropriate notation indicating the number of Shares for which the Option was exercised and return this Agreement to the Holder.

- 2 -	Option No. [ISO/NSO]99-0-

6. Representations and Warranties. By executing this Agreement:

(a) The Holder accepts the Option and agrees to comply with and be bound by all of the provisions of this Agreement and the Plan, including but not limited to the market stand-off provisions of Section 6.11 of the Plan.

(b) The Holder acknowledges that no registration statement under the Securities Act, or under any state securities laws, has been filed with respect to the Option or any Shares that may be acquired upon exercise of the Option, and the Company is under no obligation to do so.

(c) The Holder represents and warrants that the Option, and any Shares acquired upon exercise of the Option, will be acquired and held by the Holder for the Holder’s own account, for investment purposes only, and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time.

(d) The Holder agrees not to sell, transfer or otherwise dispose of the Option except as specifically permitted by this Agreement, the Plan and any applicable securities laws.

(e) The Holder agrees not to sell, transfer or otherwise dispose of any Shares acquired upon exercise of the Option unless (i) there is an effective registration statement under the Securities Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Holder delivers to the Company, at the Holder’s expense, a “no-action” letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such Shares may be disposed of by the Holder in the manner proposed, or (iii) the Holder delivers to the Company, at the Holder’s expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Holder and satisfactory to the Company, to the effect that the proposed disposition may be effected without registration or qualification of such Shares under the Securities Act or any applicable state securities laws.

7. Procedures Upon Permitted Transfer. Prior to any sale, transfer or other disposition of any Shares acquired upon exercise of the Option, the Holder agrees to give written notice to the Company of the Holder’s intention to effect such disposition. The notice must describe the circumstances of the proposed transfer in reasonable detail and must specify the manner in which the requirements of Section 6(d) will be satisfied in connection with the proposed disposition. After (a) legal counsel to the Company has determined that the requirements of Section 6(d) will be satisfied, (b) the Holder has executed such documentation as may be necessary to effect the proposed disposition, and (c) the Holder has paid, or made arrangements satisfactory to the Committee for the payment of any taxes, if any, required to be withheld by the Company in connection with the proposed disposition, the Company will, as soon as practicable, transfer such Shares in accordance with the terms of the notice. Any stock certificate issued upon such transfer will bear a restrictive legend, in the form required by Section 6.7 of the Plan, unless in the opinion of legal counsel to the Company such legend is not required.

- 3 -	Option No. [ISO/NSO]99-0-

8. Entire Agreement; Amendments; Binding Effect. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. Except as permitted by the Plan, no amendment of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party’s rights against the other party for breach of any of the terms of this Agreement or the Plan shall not be construed as a waiver of such rights as to any continued or subsequent breach. This Agreement shall be binding upon the Holder and his or her heirs, successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

“Company”	Northstar Neuroscience, Inc.

By

“Holder”
[NAME OF HOLDER]

- 4 -	Option No. [ISO/NSO]99-0-

FORM OF EXERCISE OF OPTION

To:	Northstar Neuroscience, Inc.
________________________
________________________

1. Exercise of Option. The undersigned holds Option Number [ISO/NSO]99-         (the “Option”), represented by a Stock Option Agreement dated effective as of                                  , (the “Agreement”), granted to the undersigned pursuant to the Northstar Neuroscience, Inc. Amended and Restated 1999 Stock Option Plan (the “Plan”). The undersigned hereby exercises the Option and elects to purchase                                          shares (the “Shares”) of Common Stock of Northstar Neuroscience, Inc., a Washington corporation (the “Company”) pursuant to the Option. This notice is accompanied by full payment of the Purchase Price for the Shares in cash or by check or in another manner permitted by Section 5(c) of the Agreement. The undersigned has also paid, or made arrangements satisfactory to the Committee for payment of, all taxes, if any, required to be withheld by the Company in connection with the exercise of the Option.

2. Section 83(b) Election. The undersigned understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares, if any, and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to its right of repurchase in Section 6.9 of the Plan (the “Repurchase Right”). The undersigned understands that he or she may elect to be taxed at the time the Shares are received rather than when and as the Repurchase Right expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of exercise of the option. Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit C. The undersigned understands that failure to make this filing timely will result in the recognition of ordinary income by the undersigned, as the Repurchase Rights lapses, on the difference between the amount paid for the shares, if any, and the fair market value of the Shares at the time such restrictions lapse.

THE UNDERSIGNED ACKNOWLEDGES THAT IT IS THE UNDERSIGNED’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE UNDERSIGNED REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE UNDERSIGNED’S BEHALF.

Date:
Name

EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

TAXPAYER

NAME:	__________________________________

ADDRESS:	__________________________________

IDENTIFICATION NO.:	__________________________________

TAXABLE YEAR:	Calendar Year

2. The property with respect to which the election is made is described as follows:

                         shares of Common Stock of Northstar Neuroscience, Inc., a Washington corporation.

3. The date on which the property was transferred is:                         , 2000.

4. The property is subject to the following restrictions:

Option to repurchase                      shares at cost upon termination of status as an employee or consultant. Repurchase Option lapses over a                          (            ) month period.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6. The amount (if any) paid for such property: $

EXHIBIT C

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	___________________________________________________

, Taxpayer

EXHIBIT C